UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 22, 2006
PHI, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Louisiana

(State of Other Jurisdiction of Incorporation)

0-9827	72-0395707

(Commission File Number)	(IRS Employer Identification No.)

2001 SE Evangeline Thruway, Lafayette, LA	70508

(Address of Principal Executive Offices)	(Zip Code)
(800) 235-2452

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     PHI, Inc. issued a press release dated September 22, 2006, regarding the impact of striking pilots on flight operations.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
     The exhibit included as part of this Current Report on Form 8-K is listed in the attached exhibit index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, Inc. (Registrant)
Date: September 22, 2006	By:	/s/ Michael J. McCann
		Name:	Michael J. McCann
		Title:	Chief Financial Officer, Secretary & Treasurer

PHI, Inc.
Exhibit Index

Exhibit	Number
99.1	Press release dated September 22, 2006, titled “PHI Continues Flight Operations.”